UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)      August  29,  2005

                             FTS  GROUP,  INC.
             (Exact name of registrant as specified in its charter)

            Nevada                         000-24829             84-1416864
(State  or  other  jurisdiction          (Commission           (IRS  Employer
      of  incorporation)                 File  Number)      Identification  No.)

               7610  West  Hillsborough  Ave.,  Tampa,  Florida         33615
                   (Address of principal executive offices)           (Zip Code)

Registrant's  telephone  number,  including  area  code        (813)  868-3600
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
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Exchange  Act  (17  CFR  240.13e-4(c))
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Item  5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers.

On August 29, 2005, our Board of Directors accepted the resignation of Linda Ehlen as Chief Financial Officer and appointed Scott Gallagher as Interim Chief Financial Officer.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      FTS  GROUP,  INC.
                                                        (Registrant)
Date   September  2,  2005

                                                         /s/  Scott Gallagher
                                                               (Signature)
                                               Print  Name:  Scott  Gallagher
                                               Title:  Chief  Executive  Officer